EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)

      In connection with the Quarterly Report of StarMed Group, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the fiscal quarter ended June 30, 2006, as filed with the United States Securities and Exchange Commission (the "Report"), I, Herman Rappaport, Acting Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       By: /s/ Herman Rappaport
                                           --------------------
                                           Herman Rappaport,
                                           Acting Chief Financial Officer

August 14, 2006

[A signed original of this written statement required by Section 906 has been provided to StarMed Group, Inc. and will be retained by StarMed Group, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]